SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  SEPTEMBER 18, 2000
                                                --------------------------------



                               CHASE FUNDING, INC.
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             (Exact name of registrant as specified in its charter)



NEW YORK                              333-89425                       13-3840732
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)



343 THORNALL STREET, EDISON, NEW JERSEY                                    08837
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(Address of principal executive offices)                              (Zip Code)



                                 (732) 205-0600
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               Registrant's telephone number, including area code



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS

            Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "COMMISSION") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Chase Securities Inc. and Bear, Stearns & Co. Inc. (together, the "UNDERWRITERS") in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2000-3 (the "CERTIFICATES").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "PROSPECTUS"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-89425) (the "REGISTRATION STATEMENT"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by Chase Securities Inc., and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computation Materials.

            Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            ITEM 601(A)
            OF REGULATION S-K
            EXHIBIT NO.                         DESCRIPTION

            (99.1) Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by Chase Securities Inc. in connection with Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2000-3.

            (99.2) Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by Chase Securities Inc. in connection with Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2000-3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE FUNDING, INC.



Date: September 18, 2000
                                          By:   /S/ EILEEN LINDBLOM
                                                --------------------------------
                                                 Name:  Eileen Lindblom
                                                 Title:   Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
EXHIBIT NO.             DESCRIPTION                               ELECTRONIC (E)
-----------             -----------                               --------------

(99.1)                  Structural Term Sheets, Collateral Term           (E)
                        Sheets and Computational Materials
                        prepared by Chase Securities Inc.
                        in connection with Chase Funding
                        Mortgage Loan Asset-Backed
                        Certificates, Series 2000-3.

(99.2)                  Structural Term Sheets, Collateral Term           (E)
                        Sheets and Computational Materials
                        prepared by Chase Securities Inc.
                        in connection with Chase Funding
                        Mortgage Loan Asset-Backed
                        Certificates, Series 2000-3.